--------------------------------------------------------------------------------

                              --------------------
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                              --------------------

                                [GRAPHIC OMITTED]

                                QUARTERLY REPORT
                                February 28, 1999

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

--------------------------------------------------------------------------------

              This report is intended only for the shareholders of
                      Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                  FD01109 4/99

--------------------------------------------------------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the third quarter report for the Greenwich Street Municipal Fund Inc. ("Fund") for the nine months ended February 28, 1999. We hope you find this report to be useful and informative. During the past nine months, the Fund distributed income dividends totaling $0.43 per share. The table below shows the annualized distribution rate and nine-month total return based on the Fund's February 28, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

            Price               Annual             Nine-Month
          Per Share        Distribution Rate*     Total Return
          ---------        ------------------     ------------

        $11.77 (NAV)             4.89%               3.96%
        $10.63 (NYSE)            5.45%               5.29%

      In comparison, closed-end municipal bond funds posted an average total return of 4.10% for the same time period, as reported by Lipper Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

      During the Fund's reporting period, the bond markets were not dull. Beginning with the Asian crisis, Russia's default and the problems with a major hedge fund, we have certainly seen some turbulence. The bottom line though is that inflation is near historic lows, the U.S. economy is quite solid and the Federal Reserve Board ("Fed") has adopted a more accommodative stance for short-term rates. It all adds up to a positive backdrop for bonds.

----------
* This distribution assumes a current monthly income dividend rate of $0.048 per share for twelve months.


=====================================  1  ======================================

In our view, the large drop in rates last year in the U.S. government bond market was not caused by economic fundamentals but primarily the unwinding of huge short positions by major hedge funds. In fact, 1998 was the first year in recent memory where the economic fundamentals seemed to mean absolutely nothing to the bond market.

Investment Strategy

      The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. During the past nine months, the Fund focused on hospital bonds (19.9%), on general obligation bonds (16.4%), on miscellaneous bonds (16.0%) and on utility bonds (11.7%) because we believe they offered good relative values. At the end of February, the Fund's weighted average maturity was approximately 20.7 years. In addition, as of February 28, 1999, approximately 90.7% of the Fund's holdings were rated investment grade by either Standard & Poor's Rating Service or Moody's Investors Services Inc., with 52.5% of the Fund invested in AAA bonds, the highest possible rating.

Municipal Bond Market Outlook

      Over the short term, we do not think that future Fed monetary policy will be influenced by conditions in the financial markets. We think that any future Fed decisions on rates will be driven by the state of the U.S. economy. Unless there are any signs of inflationary pressures, we do not anticipate any Fed tightening in the coming months. However, if the U.S. economy begins to re-accelerate and labor markets continue to tighten, the Fed may raise rates in the second half of 1999.

      As we have noted, the fundamentals - low inflation and a benign Fed monetary policy are favorable for the bond markets. We think these positive conditions will be with us in the coming months. As you get closer to a presidential election year, the economy may pick-up. At that point we may take a more conservative stance in the Fund than we currently follow. We believe that the economy should be our guide, because it will be the key factor affecting future Fed monetary policy.

      In rallies, municipal bonds generally underperform versus U.S. government bonds and corporate bonds. That happened in July, August, September and October of last year. However, with long-term municipal bonds yielding roughly 94% of long-term U.S. Treasury bonds, we think that municipal bonds are very attractive on a relative basis. And if rates do rise, the volume of new issues and refunding deals in the municipal bond market


=====================================  2  ======================================
will decrease, causing more favorable supply and demand conditions and providing support for municipal bond prices.

      In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ Joseph P. Deane

Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                              Investment Officer

April 9, 1999


=====================================  3  ======================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investors Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 26. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSBC Fund Management Inc., formerly known as Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


=====================================  4  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                          February 28, 1999 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

-----------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
-----------------------------------

California -- 10.1%
 $3,000,000  Baa3* California Educational Facilities Authority
                     Revenue, (Pooled College & University
                     Projects), Series A, 5.625% due 7/1/23          $ 3,120,000
                   California Health Facilities Finance
                     Authority Revenue, Kaiser Permanente:
  2,000,000  AAA       Series A, FSA-Insured,
                        5.500% due 6/1/22                              2,112,500
  2,000,000  A        Series B, 5.250% due 10/1/13                     2,050,000
  1,000,000  AAA   California State Public Works Board Lease
                     Revenue, Department of Corrections,
                     Series A, AMBAC-Insured,
                     5.250% due 1/1/21                                 1,015,000
  1,980,000  AAA   California State University, Headquarters
                     Building Authority, Series B,
                     MBIA-Insured, 5.125% due 9/1/17                   2,019,600
  8,530,000  AAA   Los Angeles County, CA Metropolitan
                     Transportation Authority Revenue,
                     Sales Tax Revenue, Series A,
                     MBIA-Insured, 5.250% due 7/1/19                   8,721,925
  1,380,000  AAA   Los Angeles County, CA Public Works
                     Financing Authority Revenue, Series A,
                     Lease Revenue, (Multiple Capital
                     Facilities Project), AMBAC-Insured,
                     5.125% due 6/1/17                                 1,402,425
  1,000,000  AAA   Rancho Cucamonga, CA Redevelopment
                     Agency Tax Allocation, (Rancho
                     Redevelopment Project), MBIA-Insured,
                     5.250% due 9/1/26                                 1,017,500
  2,000,000  AAA   San Diego County, CA COP, North County
                     Regional Center Expansion, AMBAC-Insured,
                     5.250% due 11/15/19                               2,045,000
--------------------------------------------------------------------------------
                                                                      23,503,950
--------------------------------------------------------------------------------
Colorado -- 2.8%
  2,000,000  Aaa*  Arapahoe County, CO Capital Improvement,
                     Highway Revenue, Current Series E, (Pre-
                     Refunded -- Escrowed with U.S. government
                     securities to 8/31/05 Call @ 103), 7.000%
                     due 8/31/26                                       2,392,500

                       See Notes to Financial Statements.


=====================================  5  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Colorado -- 2.8% (continued)
 $2,000,000  A     Colorado Health Facilities Authority
                     Revenue, Series B, 5.350% due 8/1/15            $ 2,040,000
  2,000,000  AAA   E-470 Public Highway Authority Revenue,
                     Series A, MBIA-Insured, 5.000% due 9/1/15         2,010,000
--------------------------------------------------------------------------------
                                                                       6,442,500
--------------------------------------------------------------------------------
Connecticut -- 0.4%
  1,000,000  Baa3* Mashantucket Western Pequot Tribe,
                     Connecticut Special Revenue, Series A,
                     5.500% due 9/1/28                                   976,250
--------------------------------------------------------------------------------
Florida -- 4.9%
  1,000,000  AAA   Broward County, FL Airport System Revenue,
                     Passenger Facility, Series H-2, AMBAC-
                     Insured, 4.750% due 10/1/23                         956,250
  2,000,000  AAA   Dade County, FL GO, Unlimited Revenue Bonds,
                     Florida Seaport, MBIA-Insured, 5.125% due
                     10/1/21                                           2,002,500
  1,000,000  AAA   Florida State Turnpike Authority Revenue,
                     Department of Transportation, Series A,
                     FGIC-Insured, 5.000% due 7/1/16                   1,007,500
  3,500,000  BBB-  Martin County, FL IDR, (Indiantown Cogeneration
                     Project), Series A, 7.875% due 12/15/25 (b)       4,007,500
  1,000,000  A2*   Martin County, FL Special Assessment Revenue,
                     6.100% due 11/1/15                                1,087,500
  2,500,000  AAA   Orange County, FL Tourist Development Tax
                     Revenue, AMBAC-Insured, Series A, 4.750%
                     due 10/1/24                                       2,378,125
--------------------------------------------------------------------------------
                                                                      11,439,375
--------------------------------------------------------------------------------
Hawaii -- 2.0%
  2,000,000  A     Hawaii State Department of Budget &
                     Finance, Special Purpose Revenue, Kaiser
                     Permanente, Series A, 5.100% due 3/1/14           1,985,000
  2,540,000  AAA   Hawaii State GO, Series CP, FGIC-Insured,
                     5.000% due 10/1/16                                2,536,825
--------------------------------------------------------------------------------
                                                                       4,521,825
--------------------------------------------------------------------------------
Illinois -- 5.0%
                   Illinois Health Facilities Authority,
                     MBIA-Insured:
  7,000,000  AAA       Ingalls Health Systems Project,
                         6.250% due 5/15/24                            7,586,250

                       See Notes to Financial Statements.


=====================================  6  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Illinois -- 5.0% (continued)
 $1,000,000  Aaa*  Memorial Health Systems,
                     5.250% due 10/1/18                              $ 1,010,000
  3,000,000  AAA   Illinois State GO, FGIC-Insured,
                     5.250% due 12/1/20                                3,011,250
--------------------------------------------------------------------------------
                                                                      11,607,500
--------------------------------------------------------------------------------
Indiana -- 2.1%
  2,000,000  AAA   Avon, IN Community School Building Corp.,
                    First Mortgage, AMBAC-Insured, 5.250%
                    due 1/1/22                                         2,020,000
  2,500,000  Aa2*  Petersburg, IN Industrial PCR,
                     Indianapolis Power &
                     Light Corp., 6.625% due 12/1/24                   2,812,500
--------------------------------------------------------------------------------
                                                                       4,832,500
--------------------------------------------------------------------------------
Iowa -- 0.3%
    755,000  AAA   Iowa Finance Authority, Multi-Family
                     Housing Revenue Refunding, (Forest Glen
                     Apartments Project), Series A,
                     FNMA-Collateralized, 5.600% due 11/1/22             775,762
--------------------------------------------------------------------------------
Louisiana -- 1.9%
  2,000,000  AAA   Louisiana Local Government Environment
                     Facilities Community Development
                     Authority Revenue, Capital Projects &
                     Equipment Acquisition, AMBAC-Insured,
                     4.500% due 12/1/18                                1,865,000
  2,500,000  AAA   Terrebonne Parish, LA Hospital Service
                     District 1, (Terrebonne Medical Center
                     Project), AMBAC-Insured, 5.375% due 4/1/23        2,556,250
--------------------------------------------------------------------------------
                                                                       4,421,250
--------------------------------------------------------------------------------
Maryland -- 1.3%
 11,000,000  NR    Maryland State Energy & Financing
                     Administration, Solid Waste Disposal
                     Revenue, (Hagerstown Recycling Project),
                     9.000% due 10/15/16 (c)                           2,970,000
--------------------------------------------------------------------------------
Massachusetts -- 4.8%
  2,000,000  AAA   Massachusetts Bay Transportation Authority,
                     Series B, FSA-Insured, 5.250% due 3/1/26          2,022,500

                       See Notes to Financial Statements.


=====================================  7  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Massachusetts -- 4.8% (continued)
 $1,850,000  AAA   Massachusetts State Health & Educational
                     Facilities Revenue, Northeastern University,
                     Series G, MBIA-Insured, 5.000% due 10/1/16      $ 1,852,313
  1,000,000  AAA   Massachusetts State Housing Finance Agency,
                     Series B, MBIA-Insured, 5.300% due 12/1/17        1,018,750
  3,394,597  NR    Massachusetts State Industrial Financing
                     Agency Revenue, Solid Waste Disposal
                     Revenue, Senior Lien, (Paper Co. Project),
                     8.500% due 11/1/12                                3,326,705
                   Massachusetts State Water Resource
                     Authority, MBIA-Insured:
  2,000,000  AAA       Series B, 5.000% due 12/1/25                    1,950,000
  1,000,000  AAA       Series C, 5.250% due 12/1/20                    1,008,750
--------------------------------------------------------------------------------
                                                                      11,179,018
--------------------------------------------------------------------------------
Michigan -- 6.8%
  4,000,000  AA+   Michigan Municipal Bond Authority
                     Revenue, State Revolving Fund,
                     5.125% due 10/1/20                                3,985,000
  2,000,000  AA    Michigan State Building Authority Revenue,
                     Facilities Program, Series 1,
                     4.750% due 10/15/17                               1,925,000
  6,000,000  NR    Michigan Strategic Fund Resource Recovery,
                     Limited Obligation Revenue,
                     Central Wayne Energy, Series A,
                     7.000% due 7/1/27 (b)                             6,075,000
  2,000,000  NR    Midland County, MI EDC, PCR, Limited
                     Obligation, Series B, 9.500% due
                     7/23/09 (b)                                       2,150,000
  1,500,000  AAA   Standish-Sterling, MI Community Schools,
                     FGIC-Insured, 5.100% due 5/1/18                   1,503,750
--------------------------------------------------------------------------------
                                                                      15,638,750
--------------------------------------------------------------------------------
Minnesota -- 0.2%
    500,000  A3*   Minnesota State Higher Education Facilities
                     Authority Revenue, St. Johns University,
                     Series Four-L, 5.350% due 10/1/17                   504,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  8  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Missouri -- 1.1%
 $1,000,000  AAA   Fenton, MO COP, (Capital Improvement
                     Projects), MBIA-Insured,
                     5.125% due 9/1/17                               $ 1,008,750
  1,500,000  AAA   Kansas City, MO Municipal Assistance
                     Refunding, MBIA-Insured,
                     5.000% due 4/15/20                                1,496,250
--------------------------------------------------------------------------------
                                                                       2,505,000
--------------------------------------------------------------------------------
New Jersey -- 0.4%
  1,000,000  AAA   Middlesex County, NJ COP, MBIA-Insured,
                     5.200% due 6/15/18                                1,017,500
--------------------------------------------------------------------------------
New York -- 7.5%
  2,000,000  A-    Long Island Power Authority, Electric
                     Systems Revenue, 5.500% due 12/1/29               2,060,000
  1,790,000  AAA   New York City, NY Municipal Water
                     Finance Authority, Water & Sewer
                     Systems Revenue, Series B, MBIA-Insured,
                     5.375% due 6/15/19                                1,828,038
  2,000,000  AA    New York City Transitional Finance
                     Authority Revenue, Future Tax Secured,
                     Series A, 5.000% due 8/15/17                      2,002,500
                   New York State Dormitory Authority Revenue:
  1,000,000  AAA     City University System, Series A,
                       FGIC-Insured, 5.000% due 7/1/16                 1,006,250
  1,000,000  AAA     Lease Revenue, Health Facilities
                       Improvement Program, Series A,
                       FSA-Insured, 5.500% due 5/15/16                 1,047,500
  1,500,000  AAA     Mental Health Services Facilities
                       Improvement, Series D, FSA-Insured,
                       5.125% due 8/15/17                              1,511,250
  3,000,000  AAA     Montefiore Medical Center, AMBAC/
                       FHA-Insured, 5.250% due 2/1/15                  3,090,000
  2,580,000  BBB+  New York State Thruway Authority Service
                     Contract Revenue, Local Highway &
                     Bridge, 6.000% due 4/1/11                         2,844,450
  2,000,000  Aa3*  New York State Triborough Bridge &
                     Tunnel Authority Revenue, Series A,
                     5.000% due 1/1/24                                 1,977,500
--------------------------------------------------------------------------------
                                                                      17,367,488
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  9  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Ohio -- 1.8%
 $4,000,000  AAA   Cuyahoga County, OH Hospital Revenue,
                     Metrohealth Systems, Series A, MBIA-Insured,
                     5.125% due 2/15/16                              $ 4,055,000
--------------------------------------------------------------------------------
Pennsylvania -- 3.9%
  1,000,000  AAA   Altoona, PA City Authority, Water Revenue
                     Refunding, FGIC-Insured, 5.000% due 11/1/19         993,750
  1,900,000  AAA   Beaver County, PA IDA, FSA-Insured,
                     5.450% due 9/15/28                                1,966,500
  1,865,000  Aaa*  Cranberry Township, PA Municipal Water &
                     Sewer Revenue, MBIA-Insured, 5.000%
                     due 12/1/17                                       1,867,331
  1,500,000  AAA   Montgomery County, PA Health Care,
                     Holy Redeemer Health, Higher Education
                     & Health Authority Revenue, Series A,
                     AMBAC-Insured, 5.250% due 10/1/17                 1,530,000
  2,580,000  AAA   North Wales, PA Water Authority,
                     FGIC-Insured, 5.000% due 11/1/15                  2,602,575
--------------------------------------------------------------------------------
                                                                       8,960,156
--------------------------------------------------------------------------------
Puerto Rico -- 0.6%
  1,250,000  AAA   Puerto Rico Commonwealth Infrastructure
                     Financing Authority, Series A,
                     AMBAC-Insured, 5.000% due 7/1/16                  1,271,875
--------------------------------------------------------------------------------
South Carolina -- 0.9%
  2,000,000  AAA   Lexington County, SC Health Services
                     District Inc., Hospital Revenue,
                     Refunding & Improvement, FSA-Insured,
                     5.250% due 11/1/17                                2,037,500
--------------------------------------------------------------------------------
Tennessee -- 0.4%
  1,000,000  AA    Metropolitan Government Nashville &
                     Davidson County, TN Electric
                     Revenue, Series A, 5.125% due 5/15/15             1,012,500
--------------------------------------------------------------------------------
Texas -- 22.1%
  2,000,000  Aaa*  Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                     5.000% due 2/15/22                                1,965,000
  4,000,000  AAA   Bexar County, TX Health Facilities
                     Development Corp. Revenue, Baptist
                     Health Systems, Series A, MBIA-Insured,
                     5.250% due 11/15/27                               4,025,000

                       See Notes to Financial Statements.


=====================================  10  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Texas -- 22.1% (continued)
 $2,000,000  AAA   Brazos County, TX Health Facilities
                     Development Corp., Franciscan Services
                     Corp. Revenue, Series A, MBIA-Insured,
                     5.375% due 1/1/17                               $ 2,052,500
                   Brazos River Authority, PCR:
  1,000,000  AAA     Houston Industrial Income Project,
                       Series A, 5.125% due 5/11/19                    1,002,500
  2,000,000  Baal    Utilities Electric Co., Series C,
                       5.550% due 6/1/30 (b)                           1,950,000
                   Burleson, TX ISD, PSFG:
    725,000  Aaa*    6.750% due 8/1/24                                   835,563
  1,775,000  NR      Pre-Refunded -- Escrowed with U.S.
                       government securities to 8/1/06
                       Call @ 100, 6.750% due 8/1/24 (d)               2,078,969
  2,000,000  AAA   Del Valle, TX ISD, PSFG,
                     5.000% due 2/1/18                                 1,985,000
  3,650,000  AAA   El Paso, TX ISD, PSFG, 5.900% due 2/15/13           3,919,187
  1,610,000  AA-   Fort Worth, TX Higher Education Finance
                     Corp., Texas Christian University,
                     5.000% due 3/15/15                                1,616,038
  2,000,000  AA    Harris County, TX Health Facilities
                     Development Revenue, School Health
                     Care Systems, Series B, 5.750% due 7/1/27         2,095,000
  2,500,000  AA    Harris County, TX Toll Road, Sub-Lien,
                     5.125% due 8/15/17                                2,531,250
  5,000,000  AA-   Houston, TX GO, Series A,
                     5.000% due 3/1/14                                 5,106,250
  1,000,000  AAA   Houston, TX ISD, Series A,
                     PSFG, 4.750% due 2/15/22                            952,500
  1,000,000  AAA   Manor, TX ISD, PSFG, 5.000% due 8/1/17                993,750
  2,500,000  AAA   Nueces River Authority, Water Supply,
                     FSA-Insured, 5.500% due 3/1/27                    2,621,875
  9,035,000  AA    Texas State Veterans Housing, GO,
                     Series B-4, 6.700% due 12/1/24 (b)                9,610,981
                   Texas Water Development Board Revenue,
                     State Revolving Fund, Senior Lien, Series B:
  1,200,000  AAA       5.000% due 7/15/14                              1,213,500
  3,110,000  AAA       5.000% due 7/15/16                              3,106,112
  1,520,000  AAA   West Texas Municipal Power Agency,
                     MBIA-Insured, 5.000% due 2/15/17                  1,510,500
--------------------------------------------------------------------------------
                                                                      51,171,475
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  11  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

Utah -- 3.5%
 $8,400,000  A+    Intermountain Power Agency, Power
                     Supply Revenue, Series D,
                     5.000% due 7/1/21                               $ 8,211,000
--------------------------------------------------------------------------------
Virgin Islands -- 1.7%
  4,000,000  BBB-  Virgin Islands Public Finance Authority,
                     Series A, 5.500% due 10/1/22                      4,015,000
--------------------------------------------------------------------------------
Virginia -- 4.2%
  1,250,000  A+    Virginia College Building Authority,
                     Educational Facilities Revenue,
                     (Hampton University Project),
                     5.750% due 4/1/14                                 1,328,125
                   Virginia State Housing Development
                     Authority, Commonwealth Mortgage:
  3,720,000  AA+       Series A, Sub-Series A-1,
                         6.400% due 7/1/17                             3,957,150
  1,500,000  AA+       Series C, Sub-Series C-1, 5.100%
                         due 7/1/14                                    1,507,500
                       Series D:
  1,405,000  AA+         Sub-Series D-1, 6.400% due 7/1/17             1,505,106
  1,315,000  AA+         Sub-Series D-3, 5.800% due 7/1/10             1,380,750
--------------------------------------------------------------------------------
                                                                       9,678,631
--------------------------------------------------------------------------------
Washington -- 3.7%
  2,040,000  Aaa*  Skagit County, WA Public Hospital District
                     No. 001 Revenue Refunding, Affiliated
                     Health Services, FSA-Insured, 5.750%
                     due 12/1/11                                       2,215,950
  1,000,000  Aaa*  Washington State Health Care Facilities
                     Authority Revenue, Children's Hospital &
                     Regional Medical Center, FSA-Insured,
                     5.000% due 10/1/18                                  982,500
                   Washington State Public Power Supply System:
  1,000,000  AAA     Series A, (Nuclear Project No. 2),
                       FSA-Insured, 5.125% due 7/1/11                  1,043,750
  4,250,000  Aa1*    Series B, (Nuclear Project No. 3),
                       5.500% due 7/1/18                               4,258,500
--------------------------------------------------------------------------------
                                                                       8,500,700
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  12  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                Security                            Value
================================================================================

West Virginia -- 2.1%
                   Marion County, WV Community Solid
                     Waste Disposal Facilities Revenue,
                     Adirondack Recycling:
 $4,832,730  NR        Series A, 8.000% due 12/1/25                 $  4,349,457
    653,688  NR        Series B, 10.000% due 12/1/25                     588,319
--------------------------------------------------------------------------------
                                                                       4,937,776
--------------------------------------------------------------------------------
Wisconsin -- 1.3%
                   Wisconsin State Health & Educational
                     Facilities Authority Revenue,
                     MBIA-Insured:
  2,000,000  AAA       Aurora Health Care Inc.,
                         5.250% due 8/15/17                            2,032,500
  1,000,000  AAA       The Medical College Wisconsin Inc.
                         Project, 5.400% due 12/1/16                   1,030,000
--------------------------------------------------------------------------------
                                                                       3,062,500
--------------------------------------------------------------------------------
Wyoming -- 2.2%
  2,000,000  AA    Wyoming Community Development Authority
                     Housing Revenue, Series 4, 5.900%
                     due 12/1/14                                       2,095,000
  2,920,000  AA    Wyoming Community Development
                     Authority, Series 1, 5.450% due 12/1/29           2,956,500
--------------------------------------------------------------------------------
                                                                       5,051,500
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                     (Cost -- $228,528,822**)                       $231,668,656
================================================================================
(a) All ratings are by Standard & Poor's Rating Service, except those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is in default.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 and 16 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


=====================================  13  =====================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          February 28, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Standard &        Percent of
           Moody's       and/or          Poor's       Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Aaa                           AAA              52.5%

             Aa                            AA               22.6

              A                             A                8.3

             Baa                           BBB               7.3

             NR                            NR                9.3
                                                           -----
                                                           100.0%
                                                           =====

--------------------------------------------------------------------------------


=====================================  14  =====================================

--------------------------------------------------------------------------------
                                  Bond Ratings
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


=====================================  15  =====================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


=====================================  16  =====================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               February 28, 1999
================================================================================
ASSETS:
  Investments, at value (Cost-- $228,528,822)                     $ 231,668,656
  Cash                                                                   12,572
  Interest receivable                                                 2,791,107
--------------------------------------------------------------------------------
  Total Assets                                                      234,472,335
-------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     411,173
  Investment advisory fees payable                                       53,208
  Accrued expenses                                                       76,950
--------------------------------------------------------------------------------
  Total Liabilities                                                     541,331
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 233,931,004
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      19,882
  Capital paid in excess of par value                               237,656,883
  Overdistributed net investment income                                (716,961)
  Accumulated net realized loss from security transactions
    and futures contracts                                            (6,168,634)
  Net unrealized appreciation of investments                          3,139,834
-------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.77 a share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)     $ 233,931,004
================================================================================

                       See Notes to Financial Statements.


=====================================  17  =====================================

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                    Nine Months
                                                                      Ended
                                                                     2/28/99
===============================================================================
INVESTMENT INCOME:
  Interest                                                          $ 9,323,987
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                   1,583,939
  Directors' fees                                                        43,173
  Shareholder communications                                             30,030
  Shareholder and system servicing fees                                  27,050
  Listing fees                                                           23,223
  Audit and legal                                                        20,823
  Pricing service fees                                                   11,366
  Custody                                                                 5,200
  Other                                                                   6,813
-------------------------------------------------------------------------------
  Total Expenses                                                      1,751,617
  Less: Investment advisory fee waiver (Note 3)                        (717,426)
-------------------------------------------------------------------------------
  Net Expenses                                                        1,034,191
-------------------------------------------------------------------------------
Net Investment Income                                                 8,289,796
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 6):
  Realized Loss From:
    Security transactions (excluding short-term securities)          (5,368,055)
    Futures contracts                                                  (107,750)
-------------------------------------------------------------------------------
  Net Realized Loss                                                  (5,475,805)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              (2,350,122)
    End of period                                                     3,139,834
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             5,489,956
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                            14,151
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 8,303,947
===============================================================================

                       See Notes to Financial Statements.


=====================================  18  =====================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Nine Months
                                                           Ended            Year
                                                          2/28/99          Ended
                                                        (unaudited)       5/31/98
===================================================================================
OPERATIONS:
  Net investment income                                $  8,289,796    $  9,947,837
  Net realized gain (loss)                               (5,475,805)      3,104,107
  Increase in net unrealized appreciation                 5,489,956       9,774,667.
------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                  8,303,947      22,826,611
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                  (8,529,402)    (11,946,605)
  In excess of net investment income                             --         (69,250)
  Net realized gains                                             --      (7,113,504)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                         (8,529,402)    (19,129,359)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued
    for reinvestment of dividends                                --       2,544,884
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                      --       2,544,884
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          (225,455)      6,242,136
NET ASSETS:
  Beginning of period                                   234,156,459     227,914,323
-------------------------------------------------------------------------------------
  End of period*                                       $233,931,004    $234,156,459
===================================================================================
* Includes overdistributed net investment income of:   $   (716,961)   $   (477,355)
===================================================================================

                       See Notes to Financial Statements.


=====================================  19  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $69,250 and $117,095, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


=====================================  20  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement and Other Transactions

      SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended February 28, 1999, SSBC waived investment advisory fees of $717,426.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      For the nine months ended February 28, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 34,605,843
--------------------------------------------------------------------------------
Sales                                                                 42,036,173
================================================================================

      At February 28, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,902,560
Gross unrealized depreciation                                        (8,762,726)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  3,139,834
================================================================================


=====================================  21  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      5. Capital Shares

      Capital stock transactions were as follows:

                                  Nine Months Ended           Year Ended
                                  February 28, 1999          May 31, 1998
                                ---------------------    --------------------
                                  Shares      Amount      Shares       Amount
================================================================================
Shares issued on reinvestment       --          --       217,191     $2,544,884
================================================================================

      6. Futures Contracts

      Iniital margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking -to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are receved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The fund enters into such contracts to hedge a portion of of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 1999, the Fund had no open futures contracts.


=====================================  22  =====================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                               1999(1)    1998      1997      1996     1995(2)
================================================================================
Net Asset Value,
  Beginning of Period          $11.78    $11.59    $12.19    $12.84    $12.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (3)      0.42      0.50      0.66      0.66      0.63
  Net realized and unrealized
  gain (loss)                      --      0.66     (0.26)    (0.42)     0.77
--------------------------------------------------------------------------------
Total Income From Operations     0.42      1.16      0.40      0.24      1.40
--------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-In Capital                  --        --        --        --     (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.43)    (0.60)    (0.66)    (0.66)    (0.54)
  In excess of net investment
   income                          --     (0.01)       --        --        --
  Net realized gains               --     (0.36)    (0.34)    (0.23)       --
--------------------------------------------------------------------------------
Total Distributions             (0.43)    (0.97)    (1.00)    (0.89)    (0.54)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $11.77    $11.78    $11.59    $12.19    $12.84
--------------------------------------------------------------------------------
Total Return, Based on
  Market Value (4)               5.29%++  (0.20)%    8.97%     5.52%     1.65%++
--------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value (4)            3.96%++  10.53%     3.61%     2.40%    12.28%++
--------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)       $233,931  $234,156  $227,914  $238,468  $251,219
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                   0.59%+    1.00%     1.03%     1.06%     1.05%+
  Net investment income          4.71+     4.25      5.57      5.17      5.63+
--------------------------------------------------------------------------------
Portfolio Turnover Rate            15%       85%      115%       42%      115%
--------------------------------------------------------------------------------
Market Value, End of Period   $10.563   $10.438   $11.375   $11.375   $11.625
================================================================================

(1)   For the nine months ended February 28, 1999 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
(3) The investment adviser waived a part of its fees for the nine months ended February 28, 1999. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.04 and 1.00%, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


=====================================  23  =====================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                     Net Realized         Net Increase
                                                    and Unrealized        (Decrease) in
               Investment       Net Investment      Gain (Loss) on       Net Assets From
                 Income             Income            Investments          Operations
-------------------------------------------------------------------------------------------
 Quarter               Per                Per                   Per                  Per
  Ended      Total    Share     Total    Share      Total      Share      Total     Share
===========================================================================================
 8/31/96  $3,940,034  $0.20  $3,319,852  $0.17  $(3,899,664)  $(0.20)   $(579,812)  $(0.03)
11/30/96   3,836,212   0.20   3,226,504   0.17    8,809,662     0.45   12,036,166     0.62
 2/28/97   3,780,875   0.19   3,189,232   0.16   (7,930,720)   (0.40)  (4,741,488)   (0.24)
 5/31/97   3,857,047   0.19   3,273,623   0.16   (2,187,452)   (0.11)   1,086,171     0.05
 8/31/97   3,149,970   0.16   2,546,539   0.13    3,996,871     0.20    6,543,410     0.33
11/30/97   3,008,049   0.15   2,431,992   0.12    4,698,522     0.24    7,130,514     0.36
 2/28/98   3,051,177   0.15   2,469,512   0.13    3,841,082     0.19    6,310,594     0.32
 5/31/98   3,083,519   0.16   2,499,794   0.12      342,299     0.03    2,842,093     0.15
 8/31/98   3,174,059   0.16   2,568,214   0.13    1,887,145     0.09    4,455,359     0.22
11/30/98   3,068,510   0.15   2,858,437   0.14     (255,086)   (0.00)   2,603,351     0.14
 2/28/99   3,081,418   0.15   2,863,145   0.14   (1,617,908)   (0.08)   1,245,237     0.06
===========================================================================================


=====================================  24  =====================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 NYSE                            Dividend
      Record       Payable     Closing   Net Asset   Dividend  Reinvestment
       Date         Date        Price*     Value*      Paid       Price
================================================================================
      1/28/97      1/31/97     $11.563     $11.65     $0.060     $11.53
      2/25/97      2/28/97      11.750      11.80      0.060      11.66
      3/24/97      3/27/97      11.250      11.40      0.060      11.40
      4/22/97      4/25/97      11.250      11.30      0.060      11.29
      5/27/97      5/30/97      11.250      11.51      0.060      11.49
      6/24/97      6/27/97      11.625      11.74      0.060      11.74
      7/22/97      7/25/97      11.875      11.98      0.060      11.90
      8/26/97      8/29/97      11.563      11.70      0.060      11.65
      9/23/97      9/26/97      11.625      11.86      0.056      11.56
     10/28/97     10/31/97      11.063      11.86      0.056      11.29
     11/24/97     11/28/97      11.250      11.90      0.056      11.45
     12/22/97+    12/26/97      11.188      11.78      0.360      11.57
      1/27/98      1/30/98      11.688      11.79      0.056      11.77
      2/24/98      2/27/98      11.688      11.78      0.056      11.78
      3/24/98      3/27/98      10.875      11.76      0.049      10.87
      4/21/98      4/24/98      10.563      11.64      0.049      10.55
      5/26/98      5/29/98      10.438      11.75      0.049      10.55
      6/23/98      6/26/98      10.688      11.76      0.049      10.69
      7/28/98      7/31/98      10.313      11.72      0.046      10.26
      8/25/98      8/28/98      10.188      11.81      0.046      10.40
      9/22/98      9/25/98      10.563      11.87      0.048      10.86
     10/27/98     10/30/98      10.625      11.86      0.048      10.86
     11/24/98     11/27/98      10.875      11.85      0.048      11.15
     12/21/98     12/24/98      11.063      11.82      0.048      10.94
      1/26/99      1/29/99      10.750      11.86      0.048      10.81
      2/23/99      2/26/99      10.688      11.82      0.048      10.76
================================================================================
* As of record date.
+ Capital gain distribution.


=====================================  25  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a share holder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in


=====================================  26  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


=====================================  27  =====================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


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